Exhibit 10.2

WAIVER NO. 1 TO FOURTH AMENDED AND
RESTATED CREDIT AND GUARANTY AGREEMENT

WAIVER NO. 1, dated as of May 11, 2006 (this “Waiver”) to the Fourth Amended and Restated Credit and Guaranty Agreement, dated as of March 17, 2006 (as in effect immediately prior to the effectiveness of this Waiver, the “DIP Credit Agreement”), among UCA LLC, CENTURY CABLE HOLDINGS, LLC, CENTURY-TCI CALIFORNIA, L.P., OLYMPUS CABLE HOLDINGS, LLC, PARNASSOS, L.P., FRONTIERVISION OPERATING PARTNERS, L.P., ACC INVESTMENT HOLDINGS, INC., ARAHOVA COMMUNICATIONS, INC., and ADELPHIA CALIFORNIA CABLEVISION, LLC, as Borrowers, the Guarantors party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, CITIGROUP GLOBAL MARKETS INC., as Syndication Agent, J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC., as Joint Bookrunners and Co-Lead Arrangers, CITICORP NORTH AMERICA, INC., as Collateral Agent, WACHOVIA BANK, N.A., as Co-Syndication Agent, and THE BANK OF NOVA SCOTIA, BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

W I T N E S S E T H:

WHEREAS, the parties hereto desire to waive certain provisions of the DIP Credit Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.                                            Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the DIP Credit Agreement shall have the meaning assigned to such term in the DIP Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the DIP Credit Agreement shall, after the date of effectiveness of this Waiver, refer to the DIP Credit Agreement, after giving effect to the terms set forth herein.

Section 2.                                            Waiver for ML Media Settlement. Each DIP Lender hereby waives any Default or Event of Default arising under Sections 6.06, 6.10, 7.01(c), 7.01(j) or 7.01(l) of the DIP Credit Agreement, solely to the extent that any such Default or Event of Default arises out of the settlement by certain of the Loan Parties of certain ongoing disputes with ML Media Partners, L.P. arising in connection with the Century/ML Cable Venture (the “ML Media Settlement”), it being understood and agreed that the effectiveness of the waiver set forth in this Section 2 shall be conditioned upon (i) the receipt by the Loan Parties of an order of the Bankruptcy Court approving the terms of the ML Media Settlement, and if the Bankruptcy Court does not issue an order approving the terms of the ML Media Settlement, the waiver set forth in this Section 2 shall be null and void and of no further force or effect and (ii) the delivery by the Loan Parties to the Co-Lead Arrangers of an executed copy of a settlement agreement setting forth the terms and conditions of the ML Media Settlement, which settlement agreement, including the amount to be paid by the Loan Parties pursuant to the terms thereof (it being agreed that the cash settlement payment to be paid by the Loan Parties to ML Media Partners, L.P. or any Affiliate thereof shall in no event exceed $90,000,000 in the aggregate), must be reasonably satisfactory to the Co-Lead Arrangers. Without limiting the foregoing, each DIP Lender hereby acknowledges and agrees that any Pre-Petition Payment made by any Loan Party in respect of the ML Media Settlement shall not count against or otherwise reduce the aggregate dollar amount of Pre-Petition Payments that the Loan Parties are permitted to make under Section 7.01(l)(xi) of the DIP Credit Agreement without obtaining the prior written consent of the Required DIP Lenders.

Section 3.                                            GOVERNING LAW. THIS WAIVER SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

Section 4.                                           Counterparts; Effectiveness. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Waiver shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by the Loan Parties and the Required DIP Lenders. This Waiver shall be deemed effective in the case of any party as to which an executed counterpart shall not have been received, if the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party. The Administrative Agent shall promptly notify the Loan Parties and the DIP Lenders of the effectiveness of this Waiver, and such notice shall be conclusive and binding on all parties hereto.

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:	/s/ William A. Austin
	Name:	William A. Austin
	Title:	VP

CITICORP NORTH AMERICA, INC., as Collateral Agent and Lender

By:	/s/ Michael M. Schadt
	Name:	Michael M. Schadt
	Title:	Director, Asset Based Finance

WACHOVIA BANK, N.A., as Co-Syndication Agent

By:	/s/ Helen F. Wessling
	Name:	Helen F. Wessling
	Title:	Managing Director

THE BANK OF NOVA SCOTIA, as Co-Documentation Agent

By:	/s/ Stephen C. Levi
	Name:	Stephen C. Levi
	Title:	Director

BANK OF AMERICA, N.A., as Co-Documentation Agent

By:	/s/ John W. Woodiel III
	Name:	John W. Woodiel III
	Title:	Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agent

By:	/s/ Philip F. Carfora
	Name:	Philip F. Carfora
	Title:	Duly Authorized Signatory

CIT LENDING SERVICES CORPORATION

By:	/s/ Mike Monahan
	Name:	Mike Monahan
	Title:	Senior Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Director

By:	/s/ David J Bell
	Name:	David J Bell
	Title:	Managing Director

THE FOOTHILL GROUP, INC.

By:
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Michael A. Criscito
	Name:	Michael A. Criscito
	Title:	Managing Director

By:	/s/ Megan Kane
	Name:	Megan Kane
	Title:	Director

CALYON

By:
Name:
Title:

By:
Name:
Title:

THE BANK OF MONTREAL

By:
Name:
Title:

BAYERISCHE HYPO-und VEREINSBANK AG, NEW YORK BRANCH

By:	/s/ Miriam G. Trautmann
	Name:	Miriam G. Trautmann
	Title:	Associate Director

By:	/s/ Salvatore Esposito
	Name:	Salvatore Esposito
	Title:	Managing Director

THE TRAVELERS INSURANCE COMPANY

By:	Metropolitan Life Insurance Company, its Investment Manager

By:
Name:
Title:

SATELLITE SENIOR INCOME FUND II, LLC

By:	Satellite Asset Management, L.P., its Investment Manager

By:
Name:
Title:

NAME OF LENDER: Galaxy CLO 1999-1, LTD. By: AIG Global Investment Corp, Inc its Collateral Manager

By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

NAME OF LENDER: Galaxy III CLO, LTD. By: AIG Global Investment Corp, its Collateral Manager

By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

NAME OF LENDER: Galaxy IV CLO, LTD. By: AIG Global Investment Corp, its Collateral Manager

By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

NAME OF LENDER: SunAmerica Life Insurance Company. By: AIG Global Investment Corp, Inc its Investment Manager

By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

NAME OF LENDER: Galaxy CLO 2003-1, Ltd.. By: AIG Global Investment Corp, Inc its Collateral Manager

By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

NAME OF LENDER: SunAmerica Senior Floating Rate Fund, Inc. By: AIG Global Investment Corp, Investment Sub-Adviser

By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

NAME OF LENDER: Galaxy V CLO, LTD By: AIG Global Investment Corp, its Collateral Manager

By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

NAME OF LENDER: Galaxy VI CLO, LTD By: AIG Global Investment Corp, its Collateral Manager

By:	/s/ Steven S. Oh
	Name:	Steven S. Oh
	Title:	Managing Director

NAME OF LENDER: Emerald Orchard Limited

By:	/s/ Arlene Arellano
	Name:	Arlene Arellano
	Title:	Loan Officer

NAME OF LENDER: Pioneer Floating Rate Trust

By:	/s/ Joe Dougherty
	Name:	Joe Dougherty
	Title:	Portfolio Manager

NAME OF LENDER: First Trust / Highland Capital Floating Rate Income Fund

By:	/s/ Joe Dougherty
	Name:	Joe Dougherty
	Title:	Portfolio Manager

Grayson CLO, Ltd.

By: Highland Capital Management, L.P. , as Collateral Manager

By:	Stand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer

HIGHLAND LEGACY LIMITED

By: Highland capital Management, LP as Collateral Manager

By:	Strand Advisors, Inc, its General Partner

By:	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer

RED RIVER CLO Ltd.

By: Highland Capital Management, L.P., its Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek,

	Name:	Chad Schramek
	Title:	Assistant Treasurer

LOAN FUNDING VII LLC

By: Highland Capital Management, L.P., its Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer

HIGHLAND OFFSHORE PARTNERS, L.P.

By: Highland Capital Management, L.P., its Collateral Manager

By:	Strand Advisors, Inc, its General Partner

By:	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer

LIBERTY CLO, Ltd.

By: Highland Capital Management, L.P., as Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer

SENIOR DEBT PORTFOLIO

By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SENIOR INCOME TRUST

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO III, LTD.

By:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO VI LTD.

By:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO VIII, Ltd.

By:	Eaton Vance Management As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

GRAYSON & CO By: Boston management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE Limited Duration Income Fund By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

TOLLI & CO. By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SENIOR FLOATING- RATE TRUST By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE FLOATING-RATE INCOME TRUST By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

LCM II LIMITED PARTNERSHIP By: Lyon Capital Management LLC, As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Portfolio Manager

LCM III, LTD. By: Lyon Capital Management LLC, As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Portfolio Manager

LCM IV, LTD. By: Lyon Capital Management LLC, As Collateral Manager

By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Portfolio Manager

PROTECTIVE LIFE INSURANCE COMPANY

By:	/s/ Lance P. Black
	Name:	Lance P. Black
	Title:	VP, Investments

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

By:	/s/ John H. Costello
	Name:	John H. Costello
	Title:	Assistant Treasurer

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY FLOATING RATE CENTRAL INVESTMENT PORTFOLIO

By:	/s/ John H. Costello
	Name:	John H. Costello
	Title:	Assistant Treasurer

BALLYROCK CLO III LIMITED By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Treasurer

CELERITY CLO LIMITED By: TCW Advisors, Inc., as Agent

By:	/s/ Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President
By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President

DARIEN LOAN FUNDING COMPANY By: TCW Advisors as its Interim Interim Collateral Manager

By:	/s/ Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President
By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President

FIRST 2004-I CLO, LTD. By: TCW Advisors, Inc. its Collateral Manager

By:	/s/ Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President
By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President

FIRST 2004-II CLO, LTD. By: TCW Advisors, Inc. its Collateral Manager

By:	/s/ Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President
By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President

LOAN FUNDING I LLC, a wholly owned subsidiary of Citibank, N.A. By: TCW Advisors, Inc., as Portfolio Manager of Loan Funding I LLC

By:	/s/ Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President
By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President

TCW SELECT LOAN FUND, LIMITED By: TCW Advisors, Inc., as its Collateral Manager

By:	/s/ Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President
By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President

TCW SENIOR SECURED LOAN FUND, LP By: TCW Advisors, Inc., as its Investment Advisor

By:	/s/ Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President
By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President

VELOCITY CLO, LTD. By: TCW Advisors, Inc., its Collateral Manager

By:	/s/ Wayne Hosang
	Name:	G. Wayne Hosang
	Title:	Vice President
By:	/s/ Vikas Mavinkurve
	Name:	Vikas Mavinkurve
	Title:	Vice President

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ John O’Dowd
	Name:	John O’Dowd
	Title:	Authorized Signatory
By:	/s/ Shira Aschkenasy
	Name:	Shira Aschkenasy
	Title:	Authorized Signatory

LOAN PARTIES:

ACC CABLE COMMUNICATIONS FL- VA, LLC

By:	ACC Cable Holdings VA, Inc., its sole member

ACC CABLE HOLDINGS VA, INC.

ACC HOLDINGS II, LLC

By:	ACC Operations, Inc., its sole member

ACC INVESTMENT HOLDINGS, INC.

ACC OPERATIONS, INC.

ACC PROPERTIES HOLDINGS, LLC

ACC PROPERTIES (JB), LLC

ACC PROPERTIES 1, LLC

ACC PROPERTIES 4, LLC

ACC PROPERTIES 6, LLC

ACC PROPERTIES 103, LLC

ACC PROPERTIES 105, LLC

ACC PROPERTIES 109, LLC

ACC PROPERTIES 121, LLC

ACC PROPERTIES 122, LLC

ACC PROPERTIES 123, LLC

ACC PROPERTIES 124, LLC

ACC PROPERTIES 130, LLC

ACC PROPERTIES 146, LLC

ACC PROPERTIES 148, LLC

ACC PROPERTIES 149, LLC

ACC PROPERTIES 150, LLC

ACC PROPERTIES 151, LLC

ACC PROPERTIES 152, LLC

ACC PROPERTIES 154, LLC

ACC PROPERTIES 156, LLC

ACC TELECOMMUNICATIONS HOLDINGS LLC
By:	ACC Operations, Inc., its sole member

ACC TELECOMMUNICATIONS LLC
By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member

ACC TELECOMMUNICATIONS OF VIRGINIA LLC
By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member

ACC-AMN HOLDINGS LLC
By:	ACC Operations, Inc., its sole member

ADELPHIA ACQUISITION SUBSIDIARY, INC.

ADELPHIA ARIZONA, INC.

ADELPHIA BLAIRSVILLE, LLC
By:	Century Communications Corp., its sole member

ADELPHIA CABLE PARTNERS, L.P.
By:	Olympus Cable Holdings, LLC, its Managing General Partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION ASSOCIATES, L.P.
By:	Chelsea Communications, Inc., its general partner

ADELPHIA CABLEVISION ASSOCIATES OF RADNOR
By:	Olympus MCE I, LLC, as its general partner
By:	Adelphia Cablevision, LLC, as its sole member
By:	ACC Operations, Inc., as its sole member

ADELPHIA CABLEVISION CORP.

ADELPHIA CABLEVISION OF BOCA RATON, LLC
By:	Adelphia Cablevision Corp., its sole member

ADELPHIA CABLEVISION OF FONTANA LLC
By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC
By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION, LLC
By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF NEW YORK, INC.

ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC
By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC
By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC
By:	Mickelson Media, Inc., its sole member

ADELPHIA CABLEVISION OF SAN BERNADINO, LLC
By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SANTA ANA, LLC
By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF SEAL BEACH, LLC
By:	Manchester Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SIMI VALLEY, LLC
By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH, LLC
By:	Olympus MCE I, LLC, as its sole member
By:	Adelphia Cablevision, LLC, as its sole member
By:	ACC Operations, Inc., as its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH II, LLC
By:	Olympus MCE I, LLC, as its sole member
By:	Adelphia Cablevision, LLC, as its sole member
By:	ACC Operations, Inc., as its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC
By:	Century New Mexico Cable Television Corp., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC
By:	Sentinel Communications of Muncie, Indiana, Inc., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC
By:	Huntington CATV, Inc., its sole member

ADELPHIA CALIFORNIA CABLEVISION, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CENTRAL PENNSYLVANIA, LLC
By:	National Cable Acquisition Associates, L.P., its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general Partner

ADELPHIA CLEVELAND, LLC
By:	Adelphia of the Midwest, Inc., its sole member

ADELPHIA COMMUNICATIONS CORPORATION

ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC

By:	Adelphia Cablevision Corp., its sole member

ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC

By:	Adelphia Cablevision Corp., its sole member

ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC
By:	FrontierVision, its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, L.L.C., its general partner
By:	ACC Operations, Inc., its sole member

ADELPHIA COMMUNICATIONS INTERNATIONAL, INC.

ADELPHIA COMPANY OF WESTERN CONNECTICUT

ADELPHIA GENERAL HOLDINGS III, INC.

ADELPHIA GS CABLE, LLC
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member

By:	ACC Operations, Inc., its sole member

ADELPHIA GP HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member

ADELPHIA HARBOR CENTER HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member

ADELPHIA HOLDINGS 2001, LLC
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its managing partner

ADELPHIA INTERNATIONAL II, LLC
By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member

ADELPHIA INTERNATIONAL III LLC
By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member

ADELPHIA OF THE MIDWEST, INC.

ADELPHIA MOBILE PHONES

ADELPHIA PINELLAS COUNTY, LLC
By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA PRESTIGE CABLEVISION, LLC
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

ADELPHIA TELECOMMUNICATIONS, INC.

ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC.

ADELPHIA WELLSVILLE, LLC
By:	ACC Operations, Inc., its sole member

ADELPHIA WESTERN NEW YORK HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member

ARAHOVA COMMUNICATIONS, INC.

ARAHOVA HOLDINGS, LLC
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

BADGER HOLDING CORPORATION

BETTER TV, INC. OF BENNINGTON

BLACKSBURG/SALEM CABLEVISION, INC.

BRAZAS COMMUNICATIONS, INC.

BUENAVISION TELECOMMUNICATIONS, INC.

CABLE SENRY CORPORATION

CABLEVISION BUSINESS SERVICES, INC.

CALIFORNIA AD SALES, LLC

By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

CCC-III, INC.

CCC-INDIANA, INC.

CCH INDIANA, L.P.
By:	CCC-Indiana, its general partner

CDA CABLE, INC.

CENTURY ADVERTISING, INC.

CENTURY ALABAMA CORP

CENTURY ALABAMA HOLDING CORP.

CENTURY AUSTRALIA COMMUNICATIONS CORP.

CENTURY BERKSHIRE CABLE CORP.

CENTURY CABLE HOLDINGS, LLC
By:	Century Cable Holding Corp., its sole member

CENTURY CABLE HOLDING CORP.

CENTURY CABLE MANAGEMENT CORPORATION

CENTURY CABLE OF SOUTHERN CALIFORNIA

CENTURY CABLEVISION HOLDINGS, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

CENTURY CAROLINA CORP.

CENTURY COLORADO SPRINGS CORP.

CENTURY COLORADO SPRINGS PARTNERSHIP
By:	Paragon Cable Television Inc., a general partner

CENTURY COMMUNICATIONS CORP.

CENTURY CULLMAN CORP.

CENTURY ENTERPRISE CABLE CORP.

CENTURY EXCHANGE, LLC
By:	Century Cable Holding Corp., its sole member

CENTURY FEDERAL, INC.

CENTURY GRANITE CABLE TELEVISION CORP.

CENTURY HUNTINGTON COMPANY

CENTURY INDIANA CORP.

CENTURY ISLAND ASSOCIATES, INC.

CENTURY ISLAND CABLE TELEVISION CORP.

CENTURY INVESTMENT HOLDING CORP.

CENTURY INVESTORS, INC.

CENTURY KANSAS CABLE TELEVISION CORP.

CENTURY LYKENS CABLE CORP.

CENTURY MCE, LLC
By:	Adelphia Cablevision, LLC, as its sole member
By:	ACC Operations, Inc., as its sole member

CENTURY MENDOCINO CABLE TELEVISION, INC.

CENTURY MISSISSIPPI CORP.

CENTURY MOUNTAIN CORP.

CENTURY NEW MEXICO CABLE TELEVISION CORP.

CENTURY NORWICH CORP.

CENTURY OHIO CABLE TELEVISION CORP.

CENTURY OREGON CABLE CORP.

CENTURY PACIFIC CABLE TV, INC.

CENTURY PROGRAMMING, INC.

CENTURY REALTY CORP.

CENTURY SHASTA CABLE TELEVISION CORP.

CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP.

CENTURY-TCI CALIFORNIA COMMUNICATIONS, L.P.
By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY-TCI CALIFORNIA, L.P.
By:	Century-TCI California Communications, L.P., its general partner
By	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY-TCI DISTRIBUTION COMPANY, LLC
By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY-TCI HOLDINGS, LLC
By:	Century-TCI California Communications, L.P., its general partner
By	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY TRINIDAD CABLE TELEVISION CORP.

CENTURY VIRGINIA CORP.

CENTURY VOICE AND DATA COMMUNICATIONS, INC.

CENTURY WARRICK CABLE CORP.

CENTURY WASHINGTON CABLE TELEVISION, INC.

CENTURY WYOMING CABLE TELEVISION CORP.

CHELSEA COMMUNICATIONS, INC.

CHELSEA COMMUNICATIONS, LLC
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

CHESTNUT STREET SERVICES, LLC
By:	ACC Operations, Inc., its sole member

CLEAR CABLEVISION, INC.

CMA CABLEVISION ASSOCIATES VII, L.P.
By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner

CMA CABLEVISION ASSOCIATES XI, LIMITED PARTNERSHIP
By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner

CORAL SECURITY, INC.

COWLITZ CABLEVISION, INC.

CP-MDU I LLC
By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

CP-MDU II LLC
By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

DESERT HOT SPRINGS CABLEVISION, INC.

E.& E. CABLE SERVICE, INC.

EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC
By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner

EASTERN VIRGINIA CABLEVISION, L.P.
By:	TMC Holdings Corporation, its general partner

EMPIRE SPORTS NETWORK, L.P.
By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FAE CABLE MANAGEMENT CORP.

FOP INDIANA, L.P.
By:	FrontierVision Cable New England, Inc., its general partner

FRONTIERVISION ACCESS PARTNERS, LLC
By:	FrontierVision Operating Partners, L.P., its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION CABLE NEW ENGLAND, INC.

FRONTIERVISION CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

FRONTIERVISION HOLDINGS L.L.C.
By:	FrontierVision Partners, L.P., its sole member
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION HOLDINGS L.P.
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS L.L.C.

By:	FrontierVision Holdings, L.P., its sole member
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS L.P.
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION PARTNERS L.P.

By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FT. MYERS ACQUISITION LIMITED PARTNERSHIP
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

FT. MYERS CABLEVISION, LLC
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C.
By:	ACC Cable Communications FL-VA, LLC, its sole member
By:	ACC Cable Holdings VA, Inc., its sole member

GLOBAL ACQUISITION PARTNERS, L.P.
By:	Global Cablevision II, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

GLOBAL CABLEVISION II, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing partner

THE GOLF CLUB AT WENDING CREEK FARMS, LLC
By:	ACC Operations, Inc., its sole member

GRAFTON CABLE COMPANY

GS CABLE LLC
By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

GS TELECOMMUNICATIONS LLC
By:	GS Cable, LLC, its sole member
By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

HARRON CABLEVISION OF NEW HAMPSHIRE, INC.

HENDERSON COMMUNITY ANTENNA TELEVISION, INC.

HIGHLAND CARLSBAD CABLEVISION, INC.

HIGHLAND CARLSBAD OPERATING SUBSIDIARY, INC.

HIGHLAND PRESTIGE GEORGIA, INC.

HIGHLAND VIDEO ASSOCIATES, L.P.
By:	Olympus MCE I. LLC, as its general partner
By:	Adelphia Cablevision, LLC, as its sole member
By:	ACC Operations, Inc., as its sole member

HIILTON HEAD COMMUNICATIONS, L.P.
By:	UCA MCE I. LLC, as its general partner
By:	Adelphia Cablevision, LLC, as its sole member
By:	ACC Operations, Inc., as its sole member

HUNTINGTON CATV, INC.

IMPERIAL VALLEY CABLEVISION, INC.

IONIAN COMMUNICATIONS, L.P.
By:	UCA MCE I. LLC, as its general partner
By:	Adelphia Cablevision, LLC, as its sole member
By:	ACC Operations, Inc., as its sole member

KALAMAZOO COUNTY CABLEVISION, INC.

KEY BISCAYNE CABLEVISION
By:	Adelphia Cable Partners, LP, a general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

KOOTENAI CABLE, INC.

LAKE CHAMPLAIN CABLE TELEVISION CORPORATION

LEADERSHIP ACQUISITION LIMITED PARTNERSHIP
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

LOUISA CABLEVISION, INC.

MANCHESTER CABLEVISION, INC

MARTHA’S VINEYARD CABLEVISION, L.P.
By:	Century Cable Holdings, LLC, its general partner
By:	Century Cable Holding Corp., its sole member

MERCURY COMMUNICATIONS, INC.

MICKELSON MEDIA, INC.

MICKELSON MEDIA OF FLORIDA, INC.

MONUMENT COLORADO CABLEVISION, INC.

MONTOGMERY CABLEVISION ASSOCIATES, L.P.
By:	Olympus MCE I. LLC, as its general partner
By:	Adelphia Cablevision, LLC, as its sole member
By:	ACC Operations, Inc., as its sole member

MOUNTAIN CABLE COMMUNICATIONS CORPORATION

MOUNTAIN CABLE COMPANY, L.P.
By:	Pericles Communications Corporation, its managing general partner

MONTGOMERY CABLEVISION, INC.

MT. LEBANON CABLEVISION, INC.

MULTI-CHANNEL T.V. CABLE COMPANY

NATIONAL CABLE ACQUISITION ASSOCIATES, L.P.
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

OFE MCE I, LLC
By:	Adelphia Cablevision, LLC, as its sole member
By:	ACC Operations, Inc., as its sole member

OFE MCE II, LLC
By:	Adelphia Cablevision, LLC, as its sole member
By:	ACC Operations, Inc., as its sole member

OLYMPUS CABLE HOLDINGS, LLC
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OLYMPUS CAPITAL CORPORATION

OLYMPUS COMMUNICATIONS HOLDINGS, L.L.C.
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OLYMPUS COMMUNICATIONS, L.P.
By:	ACC Operations, Inc., its managing general partner

OLYMPUS MCE I, LLC
By:	Adelphia Cablevision, LLC, as its sole member
By:	ACC Operations, Inc., as its sole member

OLYMPUS MCE II, LLC
By:	Adelphia Cablevision, LLC, as its sole member
By:	ACC Operations, Inc., as its sole member

OLYMPUS SUBSIDIARY, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OWENSBORO-BRUNSWICK, INC.

OWENSBORO INDIANA, L.P.
By:	Century Granite Cable Television Corp., its general partner

OWENSBORO ON THE AIR, INC.

PAGE TIME, INC.

PALM BEACH GROUP, INC.

PARAGON CABLE TELEVISION INC.

PARAGON CABLEVISION CONSTRUCTION CORPORATION

PARAGON CABLEVISION MANAGEMENT CORPORATION

PARNASSOS COMMUNICATIONS, L.P.
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PARNASSOS DISTRIBUTION COMPANY I, LLC

By:	Adelphia Western New York Holdings, LLC, its sole member and managing member
By:	ACC Operations, Inc.,
its sole member and managing member

PARNASSOS DISTRIBUTION COMPANY II, LLC

By:	Montgomery Cablevision, Inc.,
its sole member and managing member

PARNASSOS HOLDINGS, LLC

By:	Parnassos Communications, L.P., its sole member
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PARNASSOS, L.P.
By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PERICLES COMMUNICATIONS CORPORATION

PRESTIGE COMMUNICATIONS, INC.

PULLMAN TV CABLE CO., INC.

RENTAVISION OF BRUNSWICK, INC.

RICHMOND CABLE TELEVISION CORPORATION

RIGPAL COMMUNICATIONS, INC.

ROBINSON/PLUM CABLEVISION
By:	Olympus Subsidiary, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

SABRES, INC.

SCRANTON CABLEVISION, INC.

SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC.

SOUTHEAST FLORIDA CABLE, INC.

SOUTHWEST COLORADO CABLE, INC.

SOUTHWEST VIRGINIA CABLE, INC.

S/T CABLE CORPORATION

STAR CABLE INC.

STARPOINT, LIMITED PARTNERSHIP
By:	West Boca Acquisition Limited Partnership, its general partner
By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

SVHH CABLE ACQUISITION, L.P.
By:	SVhh Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

SVHH HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member

TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE
By:	Eastern Virginia Cablevision Holdings, LLC, its managing general partner
By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner

TELE-MEDIA COMPANY OF TRI- STATES L.P.
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

TELE-MEDIA INVESTMENT PARTNERSHIP, L.P.
By:	National Cable Acquisition Associates, L.P., a general partner
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

TELESAT ACQUISITION, LLC
By:	Arahova Holdings, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

TELESTAT ACQUISITION LIMITED PARTNERSHIP
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

THE MAIN INTERNETWORKS, INC.

THE WESTOVER T.V. CABLE CO., INCORPORATED

THREE RIVERS CABLE ASSOCIATES, L.P.
By:	Chelsea Communications, LLC, a general partner
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
And By: Mt. Lebanon Cablevision, Inc., a general
partner

TIMOTHEOS COMMUNICATIONS, L.P.
By:	Olympus Communications Holdings, L.L.C., its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

TMC HOLDINGS CORPORATION

TMC HOLDINGS, LLC

TRI-STATES, L.L.C.
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

UCA LLC
By:	ACC Operations, Inc., its sole member

UCA MCE I, LLC
By:	Adelphia Cablevision, LLC, as its sole member
By:	ACC Operations, Inc., as its sole member

UCA MCE II, LLC
By:	Adelphia Cablevision, LLC, as its sole member
By:	ACC Operations, Inc., as its sole member

U.S. TELE-MEDIA INVESTMENT COMPANY

UPPER ST. CLAIR CABLEVISION, INC.

VALLEY VIDEO, INC.

VAN BUREN COUNTY CABLEVISION, INC.

WARRICK CABLEVISION, INC.

WARRICK INDIANA, L.P.
By:	CCC-III, Inc., its general partner

WELLSVILLE CABLEVISION, L.L.C.
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

WEST BOCA ACQUISITION LIMITED PARTNERSHIP
By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

WESTERN NY CABLEVISION, L.P.
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc, its sole member

WESTVIEW SECURITY, INC.

WILDERNESS CABLE COMPANY

YOUNG’S CABLE TV CORP.

YUMA CABLEVISION, INC.

By:
	Name:	Vanessa A. Wittman
	Title:	Executive Vice President and Chief Financial Officer